Exhibit 10.16.2

EXECUTION COPY

OPORTUN FUNDING XII, LLC,

as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee, as Securities Intermediary and as Depositary Bank

SERIES 2018-D SUPPLEMENT

Dated as of December 7, 2018

to

BASE INDENTURE

Dated as of December 7, 2018

4.15% Asset Backed Fixed Rate Notes, Class A

4.83% Asset Backed Fixed Rate Notes, Class B

5.71% Asset Backed Fixed Rate Notes, Class C

7.17% Asset Backed Fixed Rate Notes, Class D

TABLE OF CONTENTS

(continued)

i

SERIES 2018-D SUPPLEMENT, dated as of December 7, 2018 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this “Series Supplement”), by and among OPORTUN FUNDING XII, LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (“Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as trustee (together with its successors in trust under the Base Indenture referred to below, the “Trustee”), as securities intermediary (together with its successors under the Base Indenture referred to below, the “Securities Intermediary”) and as depositary bank (together with its successors under the Base Indenture referred to below, the “Depositary Bank”), to the Base Indenture, dated as of December 7, 2018, between the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank (as amended, modified, restated or supplemented from time to time, exclusive of this Series Supplement, the “Base Indenture”).

Pursuant to this Series Supplement, the Issuer shall create a new Series of Notes and shall specify the principal terms thereof.

PRELIMINARY STATEMENT

WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Issuer and the Trustee may enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of this Series of Notes. NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

(a) There is hereby created a Series of notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes shall be substantially in the form of Exhibit A-1, B-1, C-1 and D-1 hereto, executed by or on behalf of the Issuer and authenticated by the Trustee and designated generally 4.15% Asset Backed Fixed Rate Notes, Class A, Series 2018-D (the “Class A Notes”), 4.83% Asset Backed Fixed Rate Notes, Class B, Series 2018-D (the “Class B Notes”), 5.71% Asset Backed Fixed Rate Notes, Class C, Series 2018-D (the “Class C Notes”) and 7.17% Asset Backed Fixed Rate Notes, Class D, Series 2018-D (the “Class D Notes” and, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”). The Class A Notes and the Class B Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and the Class C Notes and the Class D Notes shall be issued in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof.

(b) Series 2018-D (as defined below) shall not be subordinated to any other Series.

(c) The Class B Notes shall be subordinate to the Class A Notes to the extent described herein.

(d) The Class C Notes shall be subordinate to the Class A Notes and the Class B Notes to the extent described herein.

(e) The Class D Notes shall be subordinate to the Class A Notes, the Class B Notes and the Class C Notes to the extent described herein.

SECTION 1. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein mean Articles, Sections or subsections of this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base Indenture. Each capitalized term defined herein shall relate only to the Notes.

“Additional Interest” has the meaning specified in Section 5.12(c).

“Amortization Period” means the period commencing on the date on which the Revolving Period ends and ending on the Series 2018-D Termination Date.

“Available Funds” means, with respect to any Monthly Period, any Collections received by the Servicer during such Monthly Period and deposited into the Collection Account no later than the third Business Day following the end of such Monthly Period.

“Change in Control” means any of the following:

(a) the failure of Oportun Financial Corporation to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Seller; or

(b) the failure of the Seller to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the initial Servicer, Oportun, LLC and the Issuer.

“Class A Additional Interest” has the meaning specified in Section 5.12(a).

“Class A Deficiency Amount” has the meaning specified in Section 5.12(a).

“Class A Monthly Interest” has the meaning specified in Section 5.12(a).

“Class A Note Rate” means, with respect to each Interest Period, a fixed rate equal to 4.15% per annum with respect to the Class A Notes.

“Class A Noteholder” means a Holder of a Class A Note.

“Class A Notes” has the meaning specified in paragraph (a) of the Designation.

“Class A Required Interest Distribution” has the meaning specified in Section 5.15(a)(iii).

“Class B Additional Interest” has the meaning specified in Section 5.12(b).

“Class B Deficiency Amount” has the meaning specified in Section 5.12(b).

“Class B Monthly Interest” has the meaning specified in Section 5.12(b).

“Class B Note Rate” means, with respect to each Interest Period, a fixed rate equal to 4.83% per annum with respect to the Class B Notes.

“Class B Noteholder” means a Holder of a Class B Note.

“Class B Notes” has the meaning specified in paragraph (a) of the Designation.

“Class B Required Interest Distribution” has the meaning specified in Section 5.15(a)(iv).

“Class C Additional Interest” has the meaning specified in Section 5.12(c).

“Class C Deficiency Amount” has the meaning specified in Section 5.12(c).

“Class C Monthly Interest” has the meaning specified in Section 5.12(c).

“Class C Note Rate” means, with respect to each Interest Period, a fixed rate equal to 5.71% per annum with respect to the Class C Notes.

“Class C Noteholder” means a Holder of a Class C Note.

“Class C Notes” has the meaning specified in paragraph (a) of the Designation.

“Class C Required Interest Distribution” has the meaning specified in Section 5.15(a)(v).

“Class D Additional Interest” has the meaning specified in Section 5.12(d).

“Class D Deficiency Amount” has the meaning specified in Section 5.12(d).

“Class D Monthly Interest” has the meaning specified in Section 5.12(d).

“Class D Note Rate” means, with respect to each Interest Period, a fixed rate equal to 7.17% per annum with respect to the Class D Notes.

“Class D Noteholder” means a Holder of a Class D Note.

“Class D Notes” has the meaning specified in paragraph (a) of the Designation.

“Class D Required Interest Distribution” has the meaning specified in Section 5.15(a)(vi).

“Closing Date” means December 7, 2018.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

“Credit Risk Retention Rules” has the meaning specified in subsection 3.2(a)(i).

“Cut-Off Date” means (i) with respect to the Receivables purchased by the Issuer on the Closing Date, the close of business on December 4, 2018 and (ii) with respect to Subsequently Purchased Receivables, the related Purchase Date.

“Deficiency Amount” has the meaning specified in Section 5.12(c).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Global Note” has the meaning specified in subsection 6(a).

“Initial Purchasers” means Jefferies LLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as initial Class A Noteholders, initial Class B Noteholders, initial Class C Noteholders and initial Class D Noteholders.

“Initiation Date” means, with respect to any Receivable, the date upon which such Receivable was originated by the Seller.

“Interest Period” means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

“Issuer” is defined in the preamble of this Series Supplement.

“Legal Final Payment Date” means December 9, 2024.

“Minimum Collection Account Balance” means, on and as of any date of determination, the excess, if any, of (i) the sum of the outstanding principal amount of the Notes plus the Required Overcollateralization Amount, over (ii) the Outstanding Receivables Balance of all Eligible Receivables; provided, however, that once an amount has been transferred to the Payment Account which is sufficient to pay the Noteholders in full (including all interest accrued, or to accrue to the next Payment Date, and the outstanding principal balance of the Notes), the “Minimum Collection Account Balance” shall be zero.

“Monthly Interest” has the meaning specified in Section 5.12(d).

“Monthly Loss Percentage” means the fraction, expressed as a percentage, equal to (i) twelve (12) times the aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during the previous Monthly Period, over (ii) the aggregate Outstanding Receivables Balance of all Eligible Receivables at the beginning of such Monthly Period.

“Monthly Period” has the meaning specified in the Base Indenture.

“Monthly Statement” has the meaning specified in Section 6.2.

“Note Principal” means on any date of determination the then outstanding principal amount of the Notes.

“Note Purchase Agreement” means the agreement by and among the Initial Purchasers, Oportun and the Issuer, dated November 30, 2018, pursuant to which the Initial Purchasers agreed to purchase an interest in the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, respectively from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.

“Noteholder” means with respect to any Note, the holder of record of such Note.

“Notes” has the meaning specified in paragraph (a) of the Designation.

“Offering Memorandum” means the Offering Memorandum, dated December 6, 2018, relating to the Notes.

“Payment Account” means the account established as such for the benefit of the Secured Parties of this Series 2018-D pursuant to subsection 5.3(c) of the Base Indenture.

“Payment Date” means January 8, 2019 and the eighth (8th) day of each calendar month thereafter, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day.

“QIB” has the meaning specified in subsection 6(a)(i).

“Rapid Amortization Date” means the date on which a Rapid Amortization Event is deemed to occur.

“Required Interest Distribution” has the meaning specified in subsection 5.15(a)(v).

“Required Noteholders” means the holders of the most senior class of Notes outstanding, voting together, representing in excess of 50% of the aggregate principal balance of such class of Notes outstanding.

“Required Overcollateralization Amount” equals $9,210,632.

“Required Principal Distribution” has the meaning specified in subsection 5.15(a)(vii).

“Residual Amounts” has the meaning specified in subsection 5.15(e)(vii).

“Restricted Global Note” has the meaning specified in subsection 6(a)(i).

“Revolving Period” means the period from and including the Closing Date to, but not including, the earlier of (i) the Scheduled Amortization Period Commencement Date and (ii) the Rapid Amortization Date.

“Rule 144A” has the meaning specified in subsection 6(a)(i).

“Scheduled Amortization Period Commencement Date” means December 1, 2021.

“Series 2018-D” means the Series of the Asset Backed Notes represented by the Notes.

“Series 2018-D Termination Date” means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Indenture Termination Date.

“Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Monthly Loss Percentage” means 17.0%.

“Subsequently Issued Interest” has the meaning specified in Section 3.2(a).

SECTION 2. [Reserved]

SECTION 3. Article 3 of the Base Indenture. Article 3 of the Indenture solely for the purposes of Series 2018-D shall be read in its entirety as follows and shall be applicable only to the Notes:

ARTICLE 3

ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES

Section 3.1. Initial Issuance.

(a) Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 3.1, on the Closing Date, the Issuer will issue the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes in accordance with Section 2.2 of the Base Indenture and Section 6 hereof in the aggregate initial principal amount equal to $128,949,000, $27,632,000, $9,211,000 and $9,210,000, respectively. Except as set forth in Section 3.2, no additional Notes may be issued by the Issuer without the consent of Holders of 100% of the Notes.

(b) The Notes will be issued on the Closing Date pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance:

(i) the amount of each Class A Note and Class B Note shall be equal to or greater than $100,000 (and in integral multiples of $1,000 in excess thereof), and the amount of each Class C Note and Class D Note shall be equal to or greater than $500,000 (and in integral multiples of $1,000 in excess thereof);

(ii) such issuance and the application of the proceeds thereof shall not result in the occurrence of (1) a Servicer Default, a Rapid Amortization Event or an Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Servicer Default, a Rapid Amortization Event or an Event of Default; and

(iii) all required consents have been obtained and all other conditions precedent to the purchase of the Notes under the Note Purchase Agreement shall have been satisfied.

(c) Upon receipt of the proceeds of such issuance by or on behalf of the Issuer, the Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.

Section 3.2. Subsequent Issuances.

(a) The Issuer may in the future issue, and subsequently transfer to affiliated or unaffiliated parties, (i) certificated interests representing all or a portion of the residual interest in the Trust Estate and the right to receive all or a portion of the Residual Amounts payable hereunder on the Trust Estate, or (ii) preferred and non-voting membership interests entitling the holder thereof to certain amounts payable from Residual Amounts received by the Issuer hereunder, subject to the satisfaction of each of the following conditions with respect to such subsequent issuance (any such interest, a “Subsequently Issued Interest”):

(i) any Subsequently Issued Interest shall be subordinate to the Series 2018-D Notes issued on the Closing Date; provided, however, that a Subsequently Issued Interest may be senior or subordinate to, or of equal priority with, one or more other Subsequently Issued Interests;

(ii) after giving effect to such issuance, the Seller shall remain in compliance with any applicable requirements imposed on it as the “sponsor of a securitization transaction” in accordance with the final rules contained in Regulation RR, 17 C.F.R. §246.1, et seq. (the “Credit Risk Retention Rules”) implementing the credit risk retention requirements of Section 15G of the Exchange Act in connection with the transactions contemplated by the Transaction Documents, in each case directly or (to the extent permitted by the Credit Risk Retention Rules) through one or more majority-owned affiliates (as defined in the Credit Risk Retention Rules);

(iii) with respect to such issuance, a Tax Opinion (solely addressing the matters described in clause (y) of the definition thereof) shall be delivered to the Trustee;

(iv) the Issuer shall have received confirmation in writing from the Note Rating Agency to the effect that such issuance, in and of itself, will not result in a reduction or withdrawal of its ratings on any outstanding Series 2018-D Notes; and

(v) the Issuer shall have delivered to the Trustee an Officer’s Certificate certifying that all conditions to such subsequent issuance have been satisfied.

In addition, no such issuance may alter the amount or priority of any payments on the Series 2018-D Notes or alter any of the voting rights of the Series 2018-D Noteholders, although any such Subsequently Issued Interest may entitle the owner thereof to consent rights over any change to the Transaction Documents that may materially and adversely affect its rights.

(b) This Series Supplement may be amended, and the Base Indenture may be amended with respect to this Series 2018-D, to provide for or facilitate a subsequent issuance described in this Section 3.2, as provided in Section 11(b) hereof; provided, however, that no such amendment may materially alter the conditions to the issuance of a Subsequently Issued Interest set forth in clauses (i), (ii), (iii) or (iv) of Section 3.2(a). Such amendment shall specify the principal terms of such Subsequently Issued Interests and shall include such other provisions and instructions with respect to such Subsequently Issued Interests as the Issuer may determine to be appropriate with respect to such Subsequently Issued Interests and as the Trustee may reasonably require.

Section 3.3. Certain Fees and Expenses. The Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses (and, in the case of the initial Servicer, the Servicing Fee) and other fees, expenses and indemnity amounts owed to the Trustee, Collateral Trustee, Securities Intermediary, Depositary Bank, Back-Up Servicer and successor Servicer shall be paid by the cash flows from the Trust Estate and in no event shall the Trustee be liable therefor. The portion of the foregoing amounts allocable to Series 2018-D shall be payable to the Trustee, Servicer and Back-Up Servicer, as applicable, solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(a)(i), (a)(ii) and (a)(viii), as applicable.

SECTION 4. Optional Redemption.

(a) The Notes shall be subject to redemption by the Issuer, at its option, in accordance with the terms specified in Article 14 of the Base Indenture, on any Payment Date on or after the third Payment Date immediately preceding the Scheduled Amortization Period Commencement Date.

(b) The redemption price for the Notes will be equal to the sum of (i) the Note Principal determined without giving effect to any Notes owned by the Issuer, plus (ii) accrued and unpaid interest on such Notes through the day preceding the Payment Date on which the redemption occurs, plus (iii) any other amounts payable to such Noteholders pursuant to the Transaction Documents, plus (iv) any other amounts due and owing by the Issuer or the Servicer to the other Secured Parties pursuant to the Transaction Documents, minus (v) the amounts, if any, on deposit on such Payment Date in the Payment Account and the Collection Account for the payment of the foregoing amounts.

SECTION 5. Delivery and Payment for the Notes. The Trustee shall execute, authenticate and deliver the Notes in accordance with Section 2.4 of the Base Indenture and Section 6 below.

SECTION 6. Form of Delivery of the Notes; Depository; Denominations; Transfer Provisions.

(a) The Notes shall be delivered as Registered Notes representing Book-Entry Notes as provided in subsection (a)(i). For purposes of this Series Supplement, the term “Global Notes” refers to the Restricted Global Notes, as defined below.

(i) Restricted Global Note. The Notes to be sold will be issued in book-entry form and represented by one permanent global Note for each Class in fully registered form without interest coupons (the “Restricted Global Notes”), substantially in the form attached hereto as Exhibit A-1, B-1, C-1, or D-1, as applicable, and will be offered and sold, only (1) by the Issuer to an institutional “accredited investor” within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter only to a Person that is a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act (“Rule 144A”) in accordance with subsection (d) hereof, and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in the Base Indenture for credit to the accounts of the subscribers at DTC. The initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

(b) [Reserved].

(c) The Class A Notes and the Class B Notes will be issuable and transferable in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof, and the Class C Notes and the Class D Notes will be issuable and transferable in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof.

(d) The Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Definitive Notes except in the limited circumstances described in Section 2.18 of the Base Indenture. Beneficial interests in the Global Notes may be transferred only (i) to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other applicable jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control. Each transferee of a beneficial interest in a Global Note shall be deemed to have made the acknowledgments, representations and agreements set forth in subsection (e) hereof. Any such transfer shall also be made in accordance with the following provisions:

(i) Transfer of Interests Within a Global Note. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the foregoing paragraph of this subsection 6(d) and the transferee shall be deemed to have made the representations contained in subsection 6(e).

(e) Each transferee of a beneficial interest in a Global Note or of any Definitive Notes shall be deemed to have represented and agreed that:

(1) it (i) is a QIB, (ii) is aware that the sale to it is being made in reliance on Rule 144A and (iii) is acquiring the Notes for its own account or for the account of a QIB;

(2) the Notes have not been and will not be registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, sold, pledged or otherwise transferred only to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control and it will notify any transferee of the resale restrictions set forth above;

(3) the following legend will be placed on the Class A Notes and the Class B Notes unless the Issuer determines otherwise in compliance with applicable Law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.

(4) the following legend will be placed on the Class C Notes and the Class D Notes unless the Issuer determines otherwise in compliance with applicable Law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE EFFECTIVE, AND ANY ATTEMPTED TRANSFER SHALL BE VOID AB INITIO, UNLESS, PRIOR TO AND AS A CONDITION OF SUCH TRANSFER, THE PROSPECTIVE TRANSFEREE OF THE BENEFICIAL INTEREST (INCLUDING THE INITIAL TRANSFEREE OF THE BENEFICIAL INTEREST) AND ANY SUBSEQUENT TRANSFEREE OF THE BENEFICIAL INTEREST IN THIS NOTE, REPRESENT AND WARRANT, IN WRITING, SUBSTANTIALLY IN THE FORM OF A TRANSFEREE CERTIFICATION THAT IS ATTACHED AS AN EXHIBIT TO THE INDENTURE, TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS THAT:

(I) EITHER (A) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (B) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (I) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THIS NOTE, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (II) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS NOTE TO PERMIT ANY ENTITY TO SATISFY THE 100-PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH ENTITY NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.

(II) IT IS NOT ACQUIRING ANY BENEFICIAL INTEREST IN THIS NOTE THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER.

(III) IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS NOTE WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND IT WILL NOT CAUSE ANY BENEFICIAL INTEREST IN THIS NOTE TO BE TRADED OR OTHERWISE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

(IV) ITS BENEFICIAL INTEREST IN THIS NOTE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY BENEFICIAL INTEREST IN THIS NOTE ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN THIS NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE. IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS NOTE OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE, IN EACH CASE, IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE.

(V) IT WILL NOT TRANSFER ANY BENEFICIAL INTEREST IN THIS NOTE (DIRECTLY, THROUGH A PARTICIPATION THEREOF, OR OTHERWISE) UNLESS, PRIOR TO THE TRANSFER, THE TRANSFEREE OF SUCH BENEFICIAL INTEREST SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, A TRANSFEREE CERTIFICATION SUBSTANTIALLY IN THE FORM ATTACHED AS AN EXHIBIT TO THE INDENTURE.

(VI) IT WILL NOT USE THIS NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BECOME SUBJECT TO TAXATION AS A CORPORATION OR A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, PROVIDED THAT IT MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS NOTE, PROVIDED THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND THAT SUCH REPURCHASE TRANSACTION WOULD NOT CAUSE THE ISSUER TO BE OTHERWISE CLASSIFIED AS A CORPORATION OR PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.

(VII) IT WILL NOT TAKE ANY ACTION THAT COULD CAUSE, AND WILL NOT OMIT TO TAKE ANY ACTION, WHICH OMISSION COULD CAUSE, THE ISSUER TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES.

(VIII) IT ACKNOWLEDGES THAT THE ISSUER AND TRUSTEE WILL RELY ON THE TRUTH AND ACCURACY OF THE FOREGOING REPRESENTATIONS AND WARRANTIES, AND AGREES THAT IF IT BECOMES AWARE THAT ANY OF THE FOREGOING MADE BY IT OR DEEMED TO HAVE BEEN MADE BY IT ARE NO LONGER ACCURATE, IT SHALL PROMPTLY NOTIFY THE ISSUER.

(5) the following legend will be placed on the Class D Notes and the Class D Notes unless the Issuer determines otherwise in compliance with applicable Law:

(IX) IT IS A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND WILL NOT TRANSFER TO, OR CAUSE THIS NOTE TO BE TRANSFERRED TO, ANY PERSON OTHER THAN A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE.

(6) (i) in the case of Global Notes, the foregoing restrictions apply to holders of beneficial interests in such Notes (notwithstanding any limitations on such transfer restrictions in any agreement between the Issuer, the Trustee and the holder of a Global Note) as well as to Holders of such Notes and the transfer of any beneficial interest in such a Global Note will be subject to the restrictions and certification requirements set forth herein and in the Base Indenture and (ii) in the case of Definitive Notes, the transfer of any such Notes will be subject to the restrictions and certification requirements set forth herein and in the Base Indenture;

(7) the Trustee, the Issuer, the Initial Purchasers or placement agents for the Notes and their Affiliates and others will rely upon the truth and accuracy of the foregoing representations and agreements and agrees that if any of the representations or agreements deemed to have been made by its purchase of such Notes cease to be accurate and complete, it will promptly notify the Issuer and the Initial Purchasers or placement agents for the Notes in writing;

(8) if it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations and agreements with respect to each such account; and

(9) with respect to the Class A Notes and the Class B Notes, either (i) it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law, or (ii) (a) the purchase and holding of the Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and (b) it acknowledges and agrees that the Class A Notes or the Class B Notes, as applicable, are not eligible for acquisition by Benefit Plan Investors or governmental or other plans subject to Similar Law at any time that the Class A Notes or the Class B Notes, as applicable, have been characterized as other than indebtedness for applicable local law purposes or are rated below investment grade.

(10) with respect to the Class C Notes and the Class D Notes, it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law.

In addition, such transferee shall be responsible for providing additional information or certification, as reasonably requested by the Trustee or the Issuer, to support the truth and accuracy of the foregoing representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.

SECTION 7. Article 5 of the Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7 and 5.8 of the Base Indenture shall be read in their entirety as provided in the Base Indenture. The following provisions, however, shall constitute part of Article 5 of the Indenture solely for purposes of Series 2018-D and shall be applicable only to the Notes.

ARTICLE 5

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.9. [Reserved].

Section 5.10. [Reserved].

Section 5.11. [Reserved].

Section 5.12. Determination of Monthly Interest.

(a) The amount of monthly interest payable on the Class A Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i) (A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class A Note Rate, times (iii) the outstanding principal balance of the Class A Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class A Monthly Interest”).

In addition to the Class A Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class A Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class A Note Rate, times (C) any Class A Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class A Noteholders), will also be payable to the Class A Noteholders. The “Class A Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest and the Class A Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class A Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class A Deficiency Amount on the first Determination Date shall be zero.

(b) The amount of monthly interest payable on the Class B Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class B Note Rate, times (iii) the outstanding principal balance of the Class B Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class B Monthly Interest”).

In addition to the Class B Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class B Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class B Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class B Note Rate, times (C) any Class B Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class B Noteholders), will also be payable to the Class B Noteholders. The “Class B Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class B Monthly Interest and the Class B Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class B Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class B Deficiency Amount on the first Determination Date shall be zero.

(c) The amount of monthly interest payable on the Class C Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class C Note Rate, times (iii) the outstanding principal balance of the Class C Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class C Monthly Interest”).

In addition to the Class C Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class C Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class C Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class C Note Rate, times (C) any Class C Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class C Noteholders), will also be payable to the Class C Noteholders. The “Class C Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class C Monthly Interest and the Class C Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class C Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class C Deficiency Amount on the first Determination Date shall be zero.

(d) The amount of monthly interest payable on the Class D Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class D Note Rate, times (iii) the outstanding principal balance of the Class D Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class D Monthly Interest” and, together with the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest, the “Monthly Interest”).

In addition to the Class D Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class D Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class D Additional Interest” and, together with the Class A Additional Interest, the Class B Additional Interest and the Class C Additional Interest, the “Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class D Note Rate, times (C) any Class D Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class D Noteholders), will also be payable to the Class D Noteholders. The “Class D Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class D Monthly Interest and the Class D Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class D Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class D Deficiency Amount on the first Determination Date shall be zero. The Class D Deficiency Amount together with the Class A Deficiency Amount, the Class B Deficiency Amount and the Class C Deficiency Amount are collectively referred to as the “Deficiency Amount.”

Section 5.13. [Reserved].

Section 5.14. [Reserved].

Section 5.15. Monthly Payments. On or before each Series Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report attached as Exhibit A-1 to the Servicing Agreement) to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Series Transfer Date or the related Payment Date, as applicable, to the extent of the funds credited to the relevant accounts, the amounts required to be withdrawn from the Collection Account and the Payment Account as follows:

(a) An amount equal to the Available Funds for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority to the extent of funds available therefor:

(i) first, an amount equal to the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses for such Series Transfer Date (plus the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses due but not paid on any prior Payment Date) shall be set aside and paid to the Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Back-Up Servicer, and the successor Servicer, if any (distributed on a pari passu and pro rata basis) on the related Payment Date;

(ii) second, if PF Servicing, LLC is the Servicer, an amount equal to the Servicing Fee for such Series Transfer Date (plus any Servicing Fee due but not paid on any prior Payment Date) shall be set aside and paid to the Servicer on the related Payment Date;

(iii) third, an amount equal to the Class A Monthly Interest for such Series Transfer Date, plus the amount of any Class A Deficiency Amount for such Series Transfer Date, plus the amount of any Class A Additional Interest for such Series Transfer Date shall be deposited by the Trustee into the Payment Account on such Series Transfer Date (the “Class A Required Interest Distribution”);

(iv) fourth, an amount equal to the Class B Monthly Interest for such Series Transfer Date, plus the amount of any Class B Deficiency Amount for such Series Transfer Date, plus the amount of any Class B Additional Interest for such Series Transfer Date shall be deposited by the Trustee into the Payment Account on such Series Transfer Date (the “Class B Required Interest Distribution”);

(v) fifth, an amount equal to the Class C Monthly Interest for such Series Transfer Date, plus the amount of any Class C Deficiency Amount for such Series Transfer Date, plus the amount of any Class C Additional Interest for such Series Transfer Date shall be deposited by the Trustee into the Payment Account on such Series Transfer Date (the “Class C Required Interest Distribution”);

(vi) sixth, an amount equal to the Class D Monthly Interest for such Series Transfer Date, plus the amount of any Class D Deficiency Amount for such Series Transfer Date, plus the amount of any Class D Additional Interest for such Series Transfer Date shall be deposited by the Trustee into the Payment Account on such Series Transfer Date (the “Class D Required Interest Distribution” and, together with the Class A Required Interest Distribution, the Class B Required Interest Distribution and the Class C Required Interest Distribution, the “Required Interest Distribution”);

(vii) seventh, during the Amortization Period, an amount equal to the excess of (A) the outstanding principal amount of the Series 2018-D Notes over (B) the difference of the Outstanding Receivables Balance of all Eligible Receivables minus the Required Overcollateralization Amount (each determined as of the end of such Monthly Period) shall be deposited by the Trustee into the Payment Account on such Series Transfer Date (the “Required Principal Distribution”);

(viii) eighth, an amount equal to the lesser of (A) the excess of the remaining Available Funds over the Minimum Collection Account Balance (each determined as of the end of such Monthly Period) and (B) any unreimbursed fees, expenses and indemnity amounts (including, without limitation, any Transition Costs not paid pursuant to clause (i) above) of the Trustee, the Back-Up Servicer, and any successor Servicer, shall be set aside and paid thereto (distributed on a pari passu and pro rata basis) on the related Payment Date; and

(ix) ninth, the excess, if any, of the remaining Available Funds over the Minimum Collection Account Balance (each determined as of the end of such Monthly Period) shall be deposited into the Payment Account on such Series Transfer Date (and such Minimum Collection Account Balance shall remain on deposit in the Collection Account).

(b) [Reserved].

(c) [Reserved].

(d) [Reserved].

(e) On each Payment Date, the Trustee, acting in accordance with instructions from the Servicer (substantially in the form of the Monthly Servicer Report attached as Exhibit A-1 to the Servicing Agreement), shall pay the amount deposited into the Payment Account from the Collection Account pursuant to subsection 5.15(a) on the immediately preceding Series Transfer Date to the following Persons in the following priority to the extent of funds available therefor:

(i) first, to the Class A Noteholders, an amount equal to the Class A Required Interest Distribution;

(ii) second, to the Class B Noteholders, an amount equal to the Class B Required Interest Distribution;

(iii) third, to the Class C Noteholders, an amount equal to the Class C Required Interest Distribution;

(iv) fourth, to the Class D Noteholders, an amount equal to the Class D Required Interest Distribution;

(v) fifth, (a) during the Amortization Period, so long as no Rapid Amortization Event has occurred, pari passu and pro rata, to the Class A Noteholders, to the Class B Noteholders, to the Class C Noteholders and to the Class D Noteholders, the lesser of (I) the Required Principal Distribution and (II) the Note Principal or (b) if a Rapid Amortization Event has occurred, first, to the Class A Noteholders, all remaining amounts until the outstanding principal amount of the Class A Notes has been reduced to zero, second, to the Class B Noteholders, all remaining amounts until the outstanding principal amount of the Class B Notes has been reduced to zero, third, to the Class C Noteholders, all remaining amounts until the outstanding principal amount of the Class C Notes has been reduced to zero, and fourth, to the Class D Noteholders, all remaining amounts until the outstanding principal amount of the Class D Notes has been reduced to zero;

(vi) sixth, to the Noteholders, any other amounts (excluding the Note Principal) payable thereto pursuant to the Transaction Documents; and

(vii) seventh, the balance, if any, shall be released and be available to the Issuer, free and clear of the lien of the Base Indenture and this Series Supplement (“Residual Amounts”).

Section 5.16. Servicer’s Failure to Make a Deposit or Payment. The Trustee shall not have any liability for any failure or delay in making the payments or deposits described herein resulting from a failure or delay by the Servicer to make, or give instructions to make, such payment or deposit in accordance with the terms herein. If the Servicer fails to make, or give instructions to make, any payment, deposit or withdrawal required to be made or given by the Servicer at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable Trust Account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon reasonable request of the Trustee, promptly provide the Trustee with all information necessary and in its possession to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made (or instructed to be made) by the Servicer.

SECTION 8. Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders:

ARTICLE 6

DISTRIBUTIONS AND REPORTS

Section 6.1. Distributions.

(a) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer on or before the related Series Transfer Date pursuant to subsection 2.09(a) of the Servicing Agreement) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder’s pro rata share (based on the Note Principal held by such Noteholder) of the amounts on deposit in the Payment Account that are payable to the Noteholders of the applicable Class pursuant to Section 5.15 by wire transfer to an account designated by such Noteholders, except that, with respect to Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(b) [Reserved].

(c) Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on the Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date to the Noteholders.

Section 6.2. Monthly Statement.

(a) On or before each Payment Date, the Trustee shall make available electronically to each Noteholder, a statement in substantially the form of Exhibit E hereto (a “Monthly Statement”) prepared by the Servicer and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information:

(i) the amount of Collections (including a breakdown of Finance Charges vs. principal Collections) received during the related Monthly Period;

(ii) the amount of Available Funds on deposit in the Collection Account on the related Series Transfer Date;

(iii) the amount of Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses, Monthly Interest, Deficiency Amounts and Additional Interest, respectively;

(iv) the amount of the Servicing Fee for such Payment Date;

(v) the total amount to be distributed to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders on such Payment Date;

(vi) the outstanding principal balance of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes as of the end of the day on the Payment Date;

(vii) the aggregate amount of Receivables that became Defaulted Receivables during the related Monthly Period; and

(viii) the aggregate Outstanding Receivables Balance of Receivables which were 1-29 days, 30-59 days, 60-89 days, and 90-119 days delinquent, respectively, as of the end of the preceding Monthly Period.

On or before each Payment Date, to the extent the Servicer provides such information to the Trustee, the Trustee will make available the monthly Servicer statement via the Trustee’s Internet website and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Receivables as the Trustee may have in its possession, but only with the use of a password provided by the Trustee; provided, however, the Trustee shall have no obligation to provide such information described in this Section 6.2 until it has received the requisite information from the Issuer or the Servicer and the applicable Noteholder has completed the information necessary to obtain a password from the Trustee. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

(b) The Trustee’s internet website shall be initially located at “www.wilmingtontrustconnect.com” or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders. In connection with providing access to the Trustee’s internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for information disseminated in accordance with this Series Supplement.

(c) Annual Tax Statement. To the extent required by the Code or the Treasury regulations thereunder, on or before January 31 of each calendar year, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Noteholders, as set forth in subclauses (v) and (vi) above, aggregated for such calendar year, and a statement prepared by the initial Servicer or the Issuer with such other customary information (consistent with the treatment of the Notes as debt) required by applicable tax Law to be distributed to the Noteholders. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 9. [Reserved].

SECTION 10. Article 7 of the Base Indenture. Article 7 of the Base Indenture shall read in its entirety as follows:

ARTICLE 7

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

Section 7.1. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Trustee and each of the Secured Parties that:

(a) Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the Laws of any other jurisdiction or Governmental Authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

(b) Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.

(c) No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (c) violate any Law applicable to the Issuer or of any Governmental Authority having jurisdiction over the Issuer or any of its respective properties.

(d) Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally and by general principles of equity.

(e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements.

(f) [Reserved].

(g) Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

(h) Perfection. (i) On and after the Closing Date and each Payment Date, the Issuer shall be the owner of all of the Receivables and Related Security and Collections and proceeds with respect thereto, free and clear of all Adverse Claims. Within the time required pursuant to the Perfection Representations, all financing statements and other documents required to be recorded or filed in order to perfect and protect the assets of the Trust Estate against all creditors (other than Secured Parties) of, and purchasers (other than Secured Parties) from, the Issuer and the Seller will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full;

(ii) the Indenture constitutes a valid grant of a security interest to the Trustee for the benefit of the Secured Parties in all right, title and interest of the Issuer in the Receivables, the Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate, now existing or hereafter created or acquired. Accordingly, to the extent the UCC applies with respect to the perfection of such security interest, upon the filing of any financing statements described in Article 8 of the Indenture and the execution of the Transaction Documents, the Trustee shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent provided in Section 9-315), subject to Permitted Encumbrances and, to the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable Law have been taken to perfect and protect such security interest or lien against and prior to all Adverse Claims with respect to the relevant Receivables, Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate. Except as otherwise specifically provided in the Transaction Documents, neither the Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Collection Account; and

(iii) immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.

(i) Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Trustee in jurisdictions where all action required thereby has been taken and completed).

(j) Tax Status. The Issuer has filed all tax returns (federal, state and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes (including all state franchise taxes), assessments and other governmental charges that have become due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).

(k) Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act.

(l) Compliance with Applicable Laws; Licenses, etc.

(i) The Issuer is in compliance with the requirements of all applicable Laws of all Governmental Authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

(ii) The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

(m) No Proceedings. Except as described in Schedule 1:

(i) there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and

(ii) there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority (A) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Notes pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.

(n) Investment Company Act; Covered Fund. The Issuer is not an “investment company” within the meaning of the Investment Company Act and the Issuer relies on the exception from the definition of “investment company” set forth in Rule 3a-7 under the Investment Company Act, although other exceptions or exclusions may be available to the Issuer. The Issuer is not a “covered fund” as defined in the final regulations issued December 10, 2013 implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act).

(o) Eligible Receivables. Each Receivable included as an Eligible Receivable in any Monthly Servicer Report shall be an Eligible Receivable as of the date so included. Each Receivable, including Subsequently Purchased Receivables, purchased by the Issuer on any Purchase Date shall be an Eligible Receivable as of such Purchase Date unless otherwise specified to the Trustee in writing prior to such Purchase Date.

(p) Receivables Schedule. The most recently delivered schedule of Receivables reflects, in all material respects, a true and correct schedule of the Receivables included in the Trust Estate as of the date of delivery.

(q) ERISA. (i) Each of the Issuer, the Seller, the Servicer and their respective ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no Lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables. No ERISA Event has occurred with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect.

(r) Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, was, at the time it was furnished, true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(s) No Material Adverse Change. Since September 30, 2018, other than as disclosed in the Offering Memorandum, there has been no material adverse change in the collectability of the Receivables or the Issuer’s (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.

(t) Subsidiaries. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person, other than Permitted Investments.

(u) Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with the Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

(v) Sales by the Seller. Each sale of Receivables by the Seller to the Issuer shall have been effected under, and in accordance with the terms of, the Purchase Agreement, including the payment by the Issuer to the Seller of an amount equal to the purchase price therefor as described in the Purchase Agreement, and each such sale shall have been made for “reasonably equivalent value” (as such term is used under Section 548 of the Federal Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used under Section 547 of the Federal Bankruptcy Code) owed by the Issuer to such Seller.

(w) Texas Licensing. The Issuer has been issued a Texas License.

Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date and on each Business Day thereafter, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier or later date, and then as of such earlier or later date).

SECTION 11. Amendments and Waiver.

(a) Any amendment, waiver or other modification to this Series Supplement shall be subject to the restrictions thereon in the Base Indenture.

(b) This Series Supplement may be amended, and the Base Indenture may be amended with respect to this Series 2018-D, in accordance with Section 13.1 of the Base Indenture, to provide for or facilitate the issuance of Subsequently Issued Interests in accordance with Section 3.2 hereof; provided however, that no such issuance shall adversely affect the timing or amount of payments on the Series 2018-D Notes without consent being provided as set forth in Section 13.2 of the Base Indenture.

SECTION 12. Counterparts. This Series Supplement may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 13. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH NOTEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 14. Waiver of Trial by Jury. To the extent permitted by applicable Law, each of the parties hereto and each of the Noteholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Transaction Documents or any matter arising hereunder or thereunder.

SECTION 15. No Petition. The Trustee, by entering into this Series 2018-D Supplement and each Noteholder, by accepting a Note, hereby covenant and agree that they will not, prior to the date which is one year and one day after payment in full of the last maturing Note and the termination of the Indenture, institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

SECTION 16. Rights of the Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Trustee, the Securities Intermediary and the Depositary Bank under the Base Indenture shall apply hereunder as if fully set forth herein.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

OPORTUN FUNDING XII, LLC, as Issuer

By:	/s/ Jonathan Coblentz

Name:	Jonathan Coblentz
Title:	Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:

Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Securities Intermediary

By:

Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Depositary Bank

By:

Name:
Title:

[Indenture Supplement (OF XII)]

IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

OPORTUN FUNDING XII, LLC, as Issuer

By:

Name:	Jonathan Coblentz
Title:	Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:	/s/ Drew Davis

Name:	Drew Davis
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Securities Intermediary

By:	/s/ Drew Davis

Name:	Drew Davis
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Depositary Bank

By:	/s/ Drew Davis

Name:	Drew Davis
Title:	Vice President

[Indenture Supplement (OF XII)]

EXHIBIT A-1

FORM OF CLASS A RESTRICTED GLOBAL NOTE

RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT

A-1-1	Series 2018-D Supplement

ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

A-1-2	Series 2018-D Supplement

No. R144A-1	$128,949,000
CUSIP No. 68377E AA9

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

OPORTUN FUNDING XII, LLC

4.15% ASSET BACKED FIXED RATE NOTES, CLASS A, SERIES 2018-D

Oportun Funding XII, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $128,949,000), payable on each Payment Date, after the end of the Revolving Period (as defined in the Series 2018-D Series Supplement), in an amount equal to the amount available for distribution under Section 5.15(e)(v) of the Series 2018-D Supplement, dated as of December 7, 2018 (as amended, supplemented or otherwise modified from time to time, the “Series 2018-D Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on December 9, 2024 (the “Legal Final Payment Date”). The Issuer will pay interest on this Class A Note at the Class A Note Rate (as defined in the Series 2018-D Supplement) on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the average daily outstanding principal balance of this Class A Note during the related Interest Period (as defined in the Series 2018-D Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The Class A Notes are subject to optional redemption in accordance with the Indenture by the Issuer on any Payment Date on or after the third Payment Date immediately preceding the Scheduled Amortization Period Commencement Date (as defined in the Series 2018-D Supplement).

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

A-1-3	Series 2018-D Supplement

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-1-4	Series 2018-D Supplement

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

OPORTUN FUNDING XII, LLC

By:
Authorized Officer

Attested to:

By:
Authorized Officer

A-1-5	Series 2018-D Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within mentioned Series 2018-D Supplement.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By:
Authorized Officer

A-1-6	Series 2018-D Supplement

[REVERSE OF NOTE]

This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its 4.15% Asset Backed Fixed Rate Notes, Class A, Series 2018-D (herein called the “Class A Notes”), all issued under the Series 2018-D Supplement to the Base Indenture dated as of December 7, 2018 (such Base Indenture, as supplemented by the Series 2018-D Supplement and supplements and amendments relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), as securities intermediary and as depositary bank, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class A Noteholders. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class A Notes will be payable on each Payment Date, after the end of the Revolving Period, and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the eighth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on January 8, 2019.

All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee’s principal Corporate Trust Office.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

A-1-7	Series 2018-D Supplement

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as debt for all federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against (i) any assets of the Issuer other than the Trust Estate, (ii) the Seller, the Servicer or the Trustee, or (iii) any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, the Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class A Note includes any successor to the Issuer under the Indenture.

The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be construed in accordance with the Laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such Laws.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.

A-1-8	Series 2018-D Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

(name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[1]
Signature Guaranteed:

[1]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-9	Series 2018-D Supplement

SCHEDULE A

SCHEDULE OF REDEMPTIONS

OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

Date of redemption or purchase or cancellation	Increase or decrease in principal amount of this Restricted Global Note due to redemption or purchase or cancellation of this Restricted Global Note	Remaining principal amount of this Restricted Global Note following such redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

A-1-10	Series 2018-D Supplement

EXHIBIT B-1

FORM OF CLASS B RESTRICTED GLOBAL NOTE

RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT

B-1-1	Series 2018-D Supplement

ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

B-1-2	Series 2018-D Supplement

No. R144A-1	$27,632,000
CUSIP No. 68377E AB7

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS B NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

OPORTUN FUNDING XII, LLC

4.83% ASSET BACKED FIXED RATE NOTES, CLASS B, SERIES 2018-D

Oportun Funding XII, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $27,632,000), payable on each Payment Date, after the end of the Revolving Period (as defined in the Series 2018-D Series Supplement), in an amount equal to the amount available for distribution under Section 5.15(e)(v) of the Series 2018-D Supplement, dated as of December 7, 2018 (as amended, supplemented or otherwise modified from time to time, the “Series 2018-D Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on December 9, 2024 (the “Legal Final Payment Date”). The Issuer will pay interest on this Class B Note at the Class B Note Rate (as defined in the Series 2018-D Supplement) on each Payment Date until the principal of this Class B Note is paid or made available for payment, on the average daily outstanding principal balance of this Class B Note during the related Interest Period (as defined in the Series 2018-D Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The Class B Notes are subject to optional redemption in accordance with the Indenture by the Issuer on any Payment Date on or after the third Payment Date immediately preceding the Scheduled Amortization Period Commencement Date (as defined in the Series 2018-D Supplement).

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class B Note.

B-1-3	Series 2018-D Supplement

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

B-1-4	Series 2018-D Supplement

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

OPORTUN FUNDING XII, LLC

By:
Authorized Officer

Attested to:

By:
Authorized Officer

B-1-5	Series 2018-D Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes referred to in the within mentioned Series 2018-D Supplement.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By:
Authorized Officer

B-1-6	Series 2018-D Supplement

[REVERSE OF NOTE]

This Class B Note is one of a duly authorized issue of Class B Notes of the Issuer, designated as its 4.83% Asset Backed Fixed Rate Notes, Class B, Series 2018-D (herein called the “Class B Notes”), all issued under the Series 2018-D Supplement to the Base Indenture dated as of December 7, 2018 (such Base Indenture, as supplemented by the Series 2018-D Supplement and supplements and amendments relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), as securities intermediary and as depositary bank, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class B Noteholders. The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class B Notes will be payable on each Payment Date, after the end of the Revolving Period, and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the eighth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on January 8, 2019.

All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class B Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class B Noteholders and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee’s principal Corporate Trust Office.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

B-1-7	Series 2018-D Supplement

Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as debt for all federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class B Note, against (i) any assets of the Issuer other than the Trust Estate, (ii) the Seller, the Servicer or the Trustee, or (iii) any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, the Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class B Note includes any successor to the Issuer under the Indenture.

The Class B Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class B Note and the Indenture shall be construed in accordance with the Laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such Laws.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note.

B-1-8	Series 2018-D Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[1]
Signature Guaranteed:

[1]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

B-1-9	Series 2018-D Supplement

SCHEDULE A

SCHEDULE OF REDEMPTIONS

OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

Date of redemption or purchase or cancellation	Increase or decrease in principal amount of this Restricted Global Note due to redemption or purchase or cancellation of this Restricted Global Note	Remaining principal amount of this Restricted Global Note following such redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

B-1-10	Series 2018-D Supplement

EXHIBIT C-1

FORM OF CLASS C RESTRICTED GLOBAL NOTE

RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

C-1-1	Series 2018-D Supplement

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE EFFECTIVE, AND ANY ATTEMPTED TRANSFER SHALL BE VOID AB INITIO, UNLESS, PRIOR TO AND AS A CONDITION OF SUCH TRANSFER, THE PROSPECTIVE TRANSFEREE OF THE BENEFICIAL INTEREST (INCLUDING THE INITIAL TRANSFEREE OF THE BENEFICIAL INTEREST) AND ANY SUBSEQUENT TRANSFEREE OF THE BENEFICIAL INTEREST IN THIS NOTE, REPRESENT AND WARRANT, IN WRITING, SUBSTANTIALLY IN THE FORM OF A TRANSFEREE CERTIFICATION THAT IS ATTACHED AS AN EXHIBIT TO THE INDENTURE, TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS THAT:

(I) EITHER (A) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (B) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (I) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THIS NOTE, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (II) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS NOTE TO PERMIT ANY ENTITY TO SATISFY THE 100-PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH ENTITY NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.

(II) IT IS NOT ACQUIRING ANY BENEFICIAL INTEREST IN THIS NOTE THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER.

(III) IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS NOTE WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND IT WILL NOT CAUSE ANY BENEFICIAL INTEREST IN THIS NOTE TO BE TRADED OR OTHERWISE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

(IV) ITS BENEFICIAL INTEREST IN THIS NOTE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY BENEFICIAL INTEREST IN THIS NOTE ON BEHALF OF ANY PERSON WHOSE

C-1-2	Series 2018-D Supplement

BENEFICIAL INTEREST IN THIS NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE. IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS NOTE OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE, IN EACH CASE, IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE.

(V) IT WILL NOT TRANSFER ANY BENEFICIAL INTEREST IN THIS NOTE (DIRECTLY, THROUGH A PARTICIPATION THEREOF, OR OTHERWISE) UNLESS, PRIOR TO THE TRANSFER, THE TRANSFEREE OF SUCH BENEFICIAL INTEREST SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, A TRANSFEREE CERTIFICATION SUBSTANTIALLY IN THE FORM ATTACHED AS AN EXHIBIT TO THE INDENTURE.

(VI) IT WILL NOT USE THIS NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BECOME SUBJECT TO TAXATION AS A CORPORATION OR A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, PROVIDED THAT IT MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS NOTE, PROVIDED THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND THAT SUCH REPURCHASE TRANSACTION WOULD NOT CAUSE THE ISSUER TO BE OTHERWISE CLASSIFIED AS A CORPORATION OR PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.

(VII) IT WILL NOT TAKE ANY ACTION THAT COULD CAUSE, AND WILL NOT OMIT TO TAKE ANY ACTION, WHICH OMISSION COULD CAUSE, THE ISSUER TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES.

(VIII) IT ACKNOWLEDGES THAT THE ISSUER AND TRUSTEE WILL RELY ON THE TRUTH AND ACCURACY OF THE FOREGOING REPRESENTATIONS AND WARRANTIES, AND AGREES THAT IF IT BECOMES AWARE THAT ANY OF THE FOREGOING MADE BY IT OR DEEMED TO HAVE BEEN MADE BY IT ARE NO LONGER ACCURATE, IT SHALL PROMPTLY NOTIFY THE ISSUER.

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

C-1-3	Series 2018-D Supplement

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

C-1-4	Series 2018-D Supplement

No. R144A-1	$9,211,000 CUSIP No. 68377E AC5

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS C NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

OPORTUN FUNDING XII, LLC

5.71% ASSET BACKED FIXED RATE NOTES, CLASS C, SERIES 2018-D

Oportun Funding XII, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $9,211,000), payable on each Payment Date, after the end of the Revolving Period (as defined in the Series 2018-D Series Supplement), in an amount equal to the amount available for distribution under Section 5.15(e)(v) of the Series 2018-D Supplement, dated as of December 7, 2018 (as amended, supplemented or otherwise modified from time to time, the “Series 2018-D Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on December 9, 2024 (the “Legal Final Payment Date”). The Issuer will pay interest on this Class C Note at the Class C Note Rate (as defined in the Series 2018-D Supplement) on each Payment Date until the principal of this Class C Note is paid or made available for payment, on the average daily outstanding principal balance of this Class C Note during the related Interest Period (as defined in the Series 2018-D Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

The Class C Notes are subject to optional redemption in accordance with the Indenture by the Issuer on any Payment Date on or after the third Payment Date immediately preceding the Scheduled Amortization Period Commencement Date (as defined in the Series 2018-D Supplement).

The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class C Note.

C-1-5	Series 2018-D Supplement

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

C-1-6	Series 2018-D Supplement

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

OPORTUN FUNDING XII, LLC

By:
Authorized Officer

Attested to:

By:
Authorized Officer

C-1-7	Series 2018-D Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes referred to in the within mentioned Series 2018-D Supplement.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Officer

C-1-8	Series 2018-D Supplement

[REVERSE OF NOTE]

This Class C Note is one of a duly authorized issue of Class C Notes of the Issuer, designated as its 5.71% Asset Backed Fixed Rate Notes, Class C, Series 2018-D (herein called the “Class C Notes”), all issued under the Series 2018-D Supplement to the Base Indenture dated as of December 7, 2018 (such Base Indenture, as supplemented by the Series 2018-D Supplement and supplements and amendments relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), as securities intermediary and as depositary bank, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class C Noteholders. The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class C Notes will be payable on each Payment Date, after the end of the Revolving Period, and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the eighth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on January 8, 2019.

All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class C Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class C Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class C Noteholders and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee’s principal Corporate Trust Office.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

C-1-9	Series 2018-D Supplement

Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as debt for all federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class C Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class C Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class C Note, against (i) any assets of the Issuer other than the Trust Estate, (ii) the Seller, the Servicer or the Trustee, or (iii) any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, the Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class C Note includes any successor to the Issuer under the Indenture.

The Class C Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class C Note and the Indenture shall be construed in accordance with the Laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such Laws.

No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Note.

C-1-10	Series 2018-D Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________________

(name and address of assignee)

the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________	[1]
Signature Guaranteed:

——————————

[1]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

C-1-11	Series 2018-D Supplement

SCHEDULE A

SCHEDULE OF REDEMPTIONS

OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

Date of redemption or purchase or cancellation	Increase or decrease in principal amount of this Restricted Global Note due to redemption or purchase or cancellation of this Restricted Global Note	Remaining principal amount of this Restricted Global Note following such redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

C-1-12	Series 2018-D Supplement

EXHIBIT D-1

FORM OF CLASS D RESTRICTED GLOBAL NOTE

RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

D-1-1	Series 2018-D Supplement

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE EFFECTIVE, AND ANY ATTEMPTED TRANSFER SHALL BE VOID AB INITIO, UNLESS, PRIOR TO AND AS A CONDITION OF SUCH TRANSFER, THE PROSPECTIVE TRANSFEREE OF THE BENEFICIAL INTEREST (INCLUDING THE INITIAL TRANSFEREE OF THE BENEFICIAL INTEREST) AND ANY SUBSEQUENT TRANSFEREE OF THE BENEFICIAL INTEREST IN THIS NOTE, REPRESENT AND WARRANT, IN WRITING, SUBSTANTIALLY IN THE FORM OF A TRANSFEREE CERTIFICATION THAT IS ATTACHED AS AN EXHIBIT TO THE INDENTURE, TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS THAT:

(I) EITHER (A) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (B) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (I) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THIS NOTE, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (II) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS NOTE TO PERMIT ANY ENTITY TO SATISFY THE 100-PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH ENTITY NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.

(II) IT IS NOT ACQUIRING ANY BENEFICIAL INTEREST IN THIS NOTE THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER.

(III) IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS NOTE WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND IT WILL NOT CAUSE ANY BENEFICIAL INTEREST IN THIS NOTE TO BE TRADED OR OTHERWISE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

(IV) ITS BENEFICIAL INTEREST IN THIS NOTE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY BENEFICIAL INTEREST IN THIS NOTE ON BEHALF OF ANY PERSON WHOSE

D-1-2	Series 2018-D Supplement

BENEFICIAL INTEREST IN THIS NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE. IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS NOTE OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE, IN EACH CASE, IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE.

(V) IT WILL NOT TRANSFER ANY BENEFICIAL INTEREST IN THIS NOTE (DIRECTLY, THROUGH A PARTICIPATION THEREOF, OR OTHERWISE) UNLESS, PRIOR TO THE TRANSFER, THE TRANSFEREE OF SUCH BENEFICIAL INTEREST SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, A TRANSFEREE CERTIFICATION SUBSTANTIALLY IN THE FORM ATTACHED AS AN EXHIBIT TO THE INDENTURE.

(VI) IT WILL NOT USE THIS NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BECOME SUBJECT TO TAXATION AS A CORPORATION OR A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, PROVIDED THAT IT MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS NOTE, PROVIDED THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND THAT SUCH REPURCHASE TRANSACTION WOULD NOT CAUSE THE ISSUER TO BE OTHERWISE CLASSIFIED AS A CORPORATION OR PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.

(VII) IT WILL NOT TAKE ANY ACTION THAT COULD CAUSE, AND WILL NOT OMIT TO TAKE ANY ACTION, WHICH OMISSION COULD CAUSE, THE ISSUER TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES.

(VIII) IT ACKNOWLEDGES THAT THE ISSUER AND TRUSTEE WILL RELY ON THE TRUTH AND ACCURACY OF THE FOREGOING REPRESENTATIONS AND WARRANTIES, AND AGREES THAT IF IT BECOMES AWARE THAT ANY OF THE FOREGOING MADE BY IT OR DEEMED TO HAVE BEEN MADE BY IT ARE NO LONGER ACCURATE, IT SHALL PROMPTLY NOTIFY THE ISSUER.

(IX) IT IS A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND WILL NOT TRANSFER TO, OR CAUSE THIS NOTE TO BE TRANSFERRED TO, ANY PERSON OTHER THAN A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE.

D-1-3	Series 2018-D Supplement

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

D-1-4	Series 2018-D Supplement

No. R144A-1	$9,210,000
CUSIP No. 68377E AD3

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS D NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS D NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

OPORTUN FUNDING XII, LLC

7.17% ASSET BACKED FIXED RATE NOTES, CLASS D, SERIES 2018-D

Oportun Funding XII, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $9,210,000), payable on each Payment Date, after the end of the Revolving Period (as defined in the Series 2018-D Series Supplement), in an amount equal to the amount available for distribution under Section 5.15(e)(v) of the Series 2018-D Supplement, dated as of December 7, 2018 (as amended, supplemented or otherwise modified from time to time, the “Series 2018-D Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on December 9, 2024 (the “Legal Final Payment Date”). The Issuer will pay interest on this Class D Note at the Class D Note Rate (as defined in the Series 2018-D Supplement) on each Payment Date until the principal of this Class D Note is paid or made available for payment, on the average daily outstanding principal balance of this Class D Note during the related Interest Period (as defined in the Series 2018-D Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class D Note shall be paid in the manner specified on the reverse hereof.

The Class D Notes are subject to optional redemption in accordance with the Indenture by the Issuer on any Payment Date on or after the third Payment Date immediately preceding the Scheduled Amortization Period Commencement Date (as defined in the Series 2018-D Supplement).

The principal of and interest on this Class D Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class D Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class D Note.

D-1-5	Series 2018-D Supplement

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

D-1-6	Series 2018-D Supplement

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

OPORTUN FUNDING XII, LLC

By:

Authorized Officer

Attested to:

By:

Authorized Officer

D-1-7	Series 2018-D Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes referred to in the within mentioned Series 2018-D Supplement.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By:

Authorized Officer

D-1-8	Series 2018-D Supplement

[REVERSE OF NOTE]

This Class D Note is one of a duly authorized issue of Class D Notes of the Issuer, designated as its 7.17% Asset Backed Fixed Rate Notes, Class D, Series 2018-D (herein called the “Class D Notes”), all issued under the Series 2018-D Supplement to the Base Indenture dated as of December 7, 2018 (such Base Indenture, as supplemented by the Series 2018-D Supplement and supplements and amendments relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), as securities intermediary and as depositary bank, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class D Noteholders. The Class D Notes are subject to all terms of the Indenture. All terms used in this Class D Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class D Notes will be payable on each Payment Date, after the end of the Revolving Period, and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the eighth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on January 8, 2019.

All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class D Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class D Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class D Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class D Note be submitted for notation of payment. Any reduction in the principal amount of this Class D Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class D Noteholders and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class D Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class D Note at the Trustee’s principal Corporate Trust Office.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

D-1-9	Series 2018-D Supplement

Each Class D Noteholder, by acceptance of a Class D Note, covenants and agrees that by accepting the benefits of the Indenture that such Class D Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Class D Noteholder, by acceptance of a Class D Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as debt for all federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class D Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class D Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class D Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class D Note, against (i) any assets of the Issuer other than the Trust Estate, (ii) the Seller, the Servicer or the Trustee, or (iii) any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, the Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class D Note includes any successor to the Issuer under the Indenture.

The Class D Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class D Note and the Indenture shall be construed in accordance with the Laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such Laws.

No reference herein to the Indenture and no provision of this Class D Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class D Note.

D-1-10	Series 2018-D Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

(name and address of assignee)

the within Class D Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class D Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[1]
Signature Guaranteed:

[1]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

D-1-11	Series 2018-D Supplement

SCHEDULE A

SCHEDULE OF REDEMPTIONS

OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

Date of redemption or purchase or cancellation	Increase or decrease in principal amount of this Restricted Global Note due to redemption or purchase or cancellation of this Restricted Global Note	Remaining principal amount of this Restricted Global Note following such redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

D-1-12	Series 2018-D Supplement

EXHIBIT E

FORM OF MONTHLY STATEMENT

(attached)

E-1	Series 2018-D Supplement

Oportun Funding XII Series 2018-D - Monthly Servicer Report / Noteholder Report

Payment Date	[ ]

	Beginning Date	Ending Date
Monthly Period	[ ]	[ ]
Interest Period	[ ]	[ ]
Is PF Servicing the current Servicer?	Yes
Is the transaction in the Revolving Period?	Yes
Note Summary

	Class A Notes	Class B Notes	Class C Notes	Class D Notes
Outstanding balance as of Ending Date of Monthly Period	[ ]	[ ]	[ ]	[ ]
Total principal payments made on Payment Date	[ ]	[ ]	[ ]	[ ]

Outstanding Balance following Payment Date	[ ]	[ ]	[ ]	[ ]

	Class A Notes	Class B Notes	Class C Notes	Class D Notes
Total interest payments made on current Payment Date	[ ]	[ ]	[ ]	[ ]
Collections and Payment Summary
Total principal Collections deposited into Collections Account during Monthly Period	[ ]
Total Recoveries deposited into Collections Account during Monthly Period	[ ]
Total finance charges deposited into Collections Account during Monthly Period	[ ]
Total any other amounts due to the Trust deposited into Collections Account during Monthly Period	[ ]

Total Collections for Monthly Period	[ ]
Total payments paid to Trustee on Payment Date	[ ]
Total payments paid to Back-Up Servicer on Payment Date	[ ]
Total payments paid to Servicer on Payment Date	[ ]
Total payments paid to Class A Noteholders on Payment Date	[ ]
Total payments paid to Class B Noteholders on Payment Date	[ ]
Total payments paid to Class C Noteholders on Payment Date	[ ]
Total payments paid to Class D Noteholders on Payment Date	[ ]
Total payments paid to Issuer to acquire Subsequently Purchased Receivables	[ ]
Total payments paid to Certificateholders on current Payment Date	[ ]
Amounts withheld in Collection Account to maintain Collateral requirements	[ ]

Total Payments during Monthly Period and on Payment Date	[ ]
Outstanding principal amount of the Series 2018-D Notes as of the Series Transfer Date	[ ]
Required Overcollateralization Amount	[ ]

Sub-Total	[ ]
less
Outstanding Receivables Balance of all Eligible Receivable Receivables as of Ending Date of Monthly Period	[ ]

Minimum Collection Account Balance		$0.00
Collateral Summary
Gross Receivables Balance as of Beginning Date of Monthly Period	[ ]
Total principal payments received on Receivables during Monthly Period	[ ]
Aggregate Outstanding Balance of Receivables that became Defaulted Receivables during Monthly Period	[ ]
Aggregate Outstanding Balance of Receivables acquired by Issuer during Monthly Period	[ ]

Gross Receivables Balance as of Ending Date of Monthly Period	[ ]
Available funds on deposit in Collection Account as of beginning of Monthly Period	[ ]
Total Collections for Monthly Period	[ ]
Total payments paid to Issuer to acquire Subsequently Purchased Receivables	[ ]
Amounts distributed during Monthly Period	[ ]

Amount on Deposit in Collection Account as of Ending Date of Monthly Period	[ ]

Amount
Receivables that became Defaulted Receivables during Monthly Period	[ ]
Eligible Receivable outstanding balance as of Beginning Date of Monthly Period	[ ]
As % of Eligible Receivable outstanding balance as of Beginning Date of Monthly Period x 12	[ ]

	Amount	Number	As % of Receivables Balance as of Ending Date of Monthly Period
Receivables that are 0 days delinquent as of Ending Date of Monthly Period	[ ]	[ ]	[ ]
Receivables that are 1 - 29 days delinquent as of Ending Date of Monthly Period	[ ]	[ ]	[ ]
Receivables that are 30 - 59 days delinquent as of Ending Date of Monthly Period	[ ]	[ ]	[ ]
Receivables that are 60 - 89 days delinquent as of Ending Date of Monthly Period	[ ]	[ ]	[ ]
Receivables that are 90 - 119 days delinquent as of Ending Date of Monthly Period	[ ]	[ ]	[ ]
Concentration Limits

	Amount	Number
Eligible Receivables Balance as of Ending Day of Monthly Period	[ ]	[ ]

		As of Ending Date of Monthly Period	Concentration Limit	Concentration Limit Breached?
Weighted average fixed interest rate of Eligible Receivables		[ ]	≥ 28.0%	[ ]
Weighted average term of Eligible Receivables		[ ]	≤ 38 months	[ ]
Average Outstanding Receivable Balance of all Eligible Receivables		[ ]	≤ $3,500	[ ]
Weighted average ADS Score of Eligible Receivables		[ ]	≥ 700	[ ]
Weighed average PF Score of Eligible Receivables (excluding Eligible Receivables with no PF Score)		[ ]	≥ 640	[ ]
Weighed average Vantage Score of Eligible Receivables (excluding Eligible Receivables with no Vantage Score)		[ ]	≥ 600	[ ]

	Amount	As % of Eligible Receivables Balance as of Ending Date of Monthly	Concentration Limit	Concentration Limit Breached?
Aggregate Outstanding Receivables Balance of all Re-Written and Re-Aged Receivables that are Eligible Receivables	[ ]	[ ]	≤ 5.0%	[ ]
Aggregate Outstanding Receivables Balance of all Eligible Receivables with fixed interest rate less than 24.0%	[ ]	[ ]	≤ 5.0%	[ ]
Aggregate Outstanding Receivable Balance of Eligible Receivables with ADS Score ≤ 560	[ ]	[ ]	≤ 5.0%	[ ]
Aggregate Outstanding Receivable Balance of Eligible Receivables with PF Score ≤ 500	[ ]	[ ]	≤ 5.0%	[ ]
Aggregate Outstanding Receivable Balance of Eligible Receivables with Vantage Score ≤ 520	[ ]	[ ]	≤ 5.0%	[ ]
Rapid Amortization Test
Monthly Loss Percentage
Monthly Loss Percentage for current Monthly Period	[ ]
Monthly Loss Percentage for previous Monthly Period	[ ]
Monthly Loss Percentage for second previous Monthly Period	[ ]

		Amount	Rapid Amortization Threshold	Trigger?
3-Month average Monthly Loss Percentage		[ ]	≤ 17.0%	[ ]
Overcollateralization Test
Outstanding Eligible Receivables Balance as of Ending Date of Monthly Period	[ ]
Amount on deposit in Collection Account as of Ending Date of Monthly Period	[ ]

(A) Total	[ ]
Class A Note balance as of Ending Date of Monthly Period	[ ]
Class B Note balance as of Ending Date of Monthly Period	[ ]
Class C Note balance as of Ending Date of Monthly Period	[ ]
Class D Note balance as of Ending Date of Monthly Period	[ ]
Required Overcollateralization Amount	[ ]

(B) Total	[ ]

			Result	Trigger?
As of the Ending Date of the Monthly Period, is (A) greater than or equal to (B) above?			[ ]	[ ]
Has a Concentration Limit been breached as of the Ending Date of the Monthly Period and the previous 2 Monthly Periods?			[ ]	[ ]
Has a Servicer Default occurred?			[ ]	[ ]
As a result of a trigger, has a Rapid Amortization Event occurred?			[ ]

SCHEDULE 1

LIST OF PROCEEDINGS

[None]

Series 2018-D Supplement